Exhibit 10.1

WAIVER, CONSENT AND SECOND AMENDMENT TO
AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT

This WAIVER, CONSENT AND SECOND AMENDMENT TO AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (“Amendment”), dated effective as of December 1, 2008 (the “Effective Date”), is by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Borrower”), the lenders party to the First Lien Credit Agreement described below (the “Lenders”), and The Royal Bank of Scotland plc, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Amended and Restated First Lien Credit Agreement, dated as of June 8, 2007, as modified by the Consent Regarding Amended and Restated First Lien Credit Agreement dated as of July 27, 2007, and as amended by that certain First Amendment to Amended and Restated First Lien Credit Agreement, dated effective as of November 19, 2007 (as so modified, and as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Credit Agreement”);

WHEREAS, the Borrower is party to a Hedging Agreement, dated as of June 7, 2007 (the “Lehman Hedging Agreement”), executed with Lehman Brothers Special Financing Inc. (the “Lehman Counterparty”), an Affiliate of a Lender at the time the Lehman Hedging Agreement was executed;

WHEREAS, pursuant to the terms of the First Lien Credit Agreement, the Lehman Hedging Agreement is a Loan Document and the obligations of the Borrower under the Lehman Hedging Agreement are Obligations as defined in the First Lien Credit Agreement;

WHEREAS, Lehman Brothers Holding Inc., a guarantor of the obligations of the Lehman Counterparty under the Lehman Hedging Agreement (the “Lehman Guarantor”), and certain of its Affiliates, filed a petition for bankruptcy with the U.S. Bankruptcy Court on September 14, 2008;

WHEREAS, the Borrower believes that the declaration of bankruptcy by the Lehman Guarantor constitutes an event of default under the Lehman Hedging Agreement with respect to the Lehman Counterparty (such bankruptcy of the Lehman Guarantor, herein the “Specified Lehman Event”) and as a result thereof, the Borrower (a) has provided the Lehman Counterparty with a notice of the Specified Lehman Event and has set an “Early Termination Date” (as defined in the Lehman Hedging Agreement and used herein with the same meaning) of October 2, 2008 (the “Lehman Hedge Termination Date”), a copy of which is attached hereto as Exhibit A (the “Lehman Hedge Termination Notice”) and (b) has provided the Lehman Counterparty a Statement of Calculation and Payment dated as of October 3, 2008, a copy of which is attached hereto as Exhibit B;

WHEREAS, pursuant to the terms of the Lehman Hedge Termination Notice and the terms of the Lehman Hedging Agreement, on the Lehman Hedge Termination Date, all outstanding transactions under the Lehman Hedging Agreement will be terminated and the Borrower has calculated an amount of $7,524,078.25 (the “Calculated Termination Payment Amount”) that it believes it will be obligated to pay to the Lehman Hedge Counterparty as a termination payment in connection with such termination of the Lehman Hedging Agreement;

WHEREAS, subsequent to the declaration of bankruptcy by the Lehman Guarantor, the Lehman Counterparty filed a petition for bankruptcy with the U.S. Bankruptcy Court;

WHEREAS, by its letter dated October 17, 2008 (a copy of which is attached hereto as Exhibit C), the Borrower has informed the Administrative Agent that it had attempted to pay the Calculated Termination Payment Amount to the Lehman Counterparty and that the payment was not accepted and was returned to the Borrower;

WHEREAS, the Borrower has advised the Administrative Agent that it intends to pay the Calculated Termination Payment Amount only after the U.S. Bankruptcy Court has approved a settlement agreement between the Lehman Counterparty and the Borrower as to the appropriate amount of the termination payment under the Lehman Hedging Agreement;

WHEREAS, such approval by the applicable U.S. Bankruptcy Court may occur after the date that the Borrower is required to make the termination payment under the terms of the Lehman Hedging Agreement;

WHEREAS, to the extent that the setting of an Early Termination Date for the Lehman Hedging Agreement or the failure of the Borrower to timely make the requisite termination payment in accordance with the terms and conditions of the Lehman Hedging Agreement constitutes a Default or Event of Default arising under Sections 6.17, 8.1.1(b), 8.1.4, 8.1.5 and 8.1.10 of the First Lien Credit Agreement, the Borrower has requested that the Lenders waive such Default or Event of Default; provided that (a) on or prior to three (3) Business Days after the earlier to occur of (i) the Borrower and the Lehman Counterparty have agreed to the requisite termination payment due under the Lehman Hedging Agreement and such termination payment is approved or confirmed by a court of competent jurisdiction, including a U.S. Bankruptcy Court or (ii) the termination payment is otherwise established by a court of competent jurisdiction, including a U.S. Bankruptcy Court (such termination payment as so approved, confirmed or established, herein the “Termination Payment Amount”), the Borrower shall have paid the Termination Payment Amount to the Lehman Counterparty, and (b) the Borrower shall, if a court of competent jurisdiction (including a U.S. Bankruptcy Court) determines that the Borrower owes any additional amounts to the Lehman Counterparty under the Lehman Hedging Agreement in excess of the Termination Payment Amount (the “Additional Hedging Amounts”), promptly and timely pay such Additional Hedging Amounts as may be directed by such court or otherwise required by applicable law (it being understood, for sake of clarity, that any such determination by such court that Additional Hedging Amounts in excess of $2,500,000 in the aggregate may thereupon or thereafter result in a Default or Event of Default under, among other provisions, Section 8.1.6 of the First Lien Credit Agreement in accordance with the terms thereof, whether or not the condition in Section 2(a) above has been satisfied);

WHEREAS, the undersigned Administrative Agent, Issuers and Lenders are willing to agree to such waivers, on the terms and conditions set forth herein;

WHEREAS, the Borrower has advised the Administrative Agent, Issuers and Lenders that it intends to undertake the following series of related transactions:  (a) the transfer and assignment by the Borrower of its 99% limited partner interest in EXXI Texas LP to EXXI GOM, (b) the transfer and assignment by the Borrower of its 100% member interest in EXXI Texas GP to EXXI GOM, (c) the transfer and assignment by EXXI Texas GP of its 1% general partner interest in EXXI Texas LP to EXXI GOM, (d) the conversion of EXXI Texas LP (which at such point will be wholly owned by EXXI GOM) into a single member limited liability company and a change of name of such entity to “Energy XXI Onshore, LLC”, (e) the transfer and assignment by the Borrower of all of its Louisiana oil and gas assets to Energy XXI Onshore, LLC, (f) the change of name of Energy XXI Texas GP, LLC to “Energy XXI Texas Onshore, LLC”, and (g) the transfer and assignment by Energy XXI Onshore, LLC of its Texas oil and gas assets to Energy XXI Texas Onshore, LLC (collectively, the “Restructuring”);

WHEREAS, the Borrower has requested that the Administrative Agent, Issuers and Lenders evidence their consent to the Restructuring, make certain modifications to the First Lien Credit Agreement, and permit the Administrative Agent to enter into certain amendments and other modifications to other Loan Documents more particularly described below in order to permit the Borrower to effectuate the Restructuring;

WHEREAS, the undersigned Administrative Agent, Issuers and Lenders are willing to agree to such Restructuring and modifications and permit such amendments, on the terms and conditions set forth herein; and

WHEREAS, the parties hereto desire to amend the First Lien Credit Agreement in certain other respects as set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Definitions.  Capitalized terms used herein but not defined herein shall have the meanings as given them in the First Lien Credit Agreement, unless the context otherwise requires.

Section 2. Waiver.  Subject to the other terms and conditions of this Amendment, the Administrative Agent, the Issuers and the undersigned Lenders hereby waive, as of October 3, 2008, any Default or Event of Default arising under Sections 6.17, 8.1.1(b), 8.1.4, 8.1.5 and 8.1.10 of the First Lien Credit Agreement as a result of the Borrower’s setting of an Early Termination Date for the Lehman Hedging Agreement and the Borrower’s failure to timely perform the Lehman Termination Obligation in accordance with the terms and conditions of the Lehman Hedging Agreement; provided that (a) on or prior to three (3) Business Days after the Termination Payment Amount is approved, confirmed or otherwise established as described in the recitals above, the Borrower shall have paid the Termination Payment Amount to the Lehman Counterparty, and (b) the Borrower shall, if a court of competent jurisdiction (including a U.S. Bankruptcy Court) determines that the Borrower owes any Additional Hedging Amounts to the Lehman Counterparty under the Lehman Hedging Agreement in excess of the Termination Payment Amount, promptly and timely pay such Additional Hedging Amounts as may be directed by such court or otherwise required by applicable law (it being understood, for sake of clarity, that any such determination by such court that Additional Hedging Amounts in excess of $2,500,000 in the aggregate may thereupon or thereafter result in a Default or Event of Default under, among other provisions, Section 8.1.6 of the First Lien Credit Agreement in accordance with the terms thereof, whether or not the condition in Section 2(a) above has been satisfied).

Section 3. Consent to Restructuring.  The Administrative Agent, the Issuers and the undersigned Lenders hereby consent and agree to the Restructuring; provided that, the Borrower shall satisfy or cause to be satisfied the following conditions:  (a) true and correct certified copies of the documents and agreements evidencing or effectuating the Restructuring, in form and substance reasonably satisfactory to the Administrative Agent, shall be delivered to the Administrative Agent within 45 days after the consummation of the Restructuring or such later date as acceptable to the Administrative Agent, (b) after the consummation of the activities described in clauses (a), (b), (c), (d) and (f) of the definition of “Restructuring”, EXXI GOM shall execute and deliver to the Administrative Agent on behalf of the Secured Parties (and in form and substance satisfactory to the Administrative Agent), a Security Agreement, or an amendment or supplement to an existing Security Agreement, if appropriate, pursuant to which all of the equity interests outstanding (after giving effect to the Restructuring) in Energy XXI Texas Onshore, LLC and in Energy XXI Onshore, LLC shall be pledged to the Administrative Agent on behalf of the Secured Parties, and shall take such other actions as shall be reasonably requested by the Administrative Agent or necessary, including the delivery of all certificates evidencing such equity interests, to perfect, preserve, protect, confirm or maintain the Liens created thereunder, in each case promptly upon request therefor by the Administrative Agent, (c) each of the Borrower, EXXI GOM, Energy XXI Texas Onshore, LLC and Energy XXI Onshore, LLC and other relevant Obligors shall execute and deliver a ratification and assumption (in form and substance reasonably satisfactory to the Administrative Agent) of the relevant Guaranties, Security Agreements, Mortgages and other Loan Documents as requested by the Administrative Agent (or otherwise to evidence or provide notice of the Restructuring) promptly following such request, (d) within 20 Business Days after the consummation of the activities described in clause (d) of the definition of “Restructuring” or such later date as acceptable to the Administrative Agent, Energy XXI Onshore, LLC shall execute and deliver or cause to be executed and delivered to the Administrative Agent, all agreements, documents, instruments and other writings described in Section 5.1.2 of the First Lien Credit Agreement with respect to such Obligor, (e) each of the Borrower, EXXI GOM, Energy XXI Texas Onshore, LLC and Energy XXI Onshore, LLC and other relevant Obligors shall execute and deliver a Mortgage or Mortgage Supplement as reasonably requested by the Administrative Agent promptly following such request, (f) the Borrower shall promptly deliver or cause to be delivered to the Administrative Agent such opinions, if any, as reasonably requested by the Administrative Agent in connection with the Restructuring (or otherwise to evidence or provide notice of the Restructuring) in order to perfect, confirm, ratify, protect, preserve or maintain the Liens or other rights in the Collateral securing the Obligations, and (g) the Borrower shall promptly deliver, file or record or cause to be delivered, filed or recorded, any other financing statements, continuation statements, extension agreements, modifications to mortgages and other Security Documents and Loan Documents (including schedules and exhibits thereto), ratifications, documents, instruments or agreements in form and substance reasonably satisfactory to the Administrative Agent, which the Administrative Agent reasonably requests in connection with the Restructuring (or otherwise to evidence or provide notice of the Restructuring) for the purpose of perfecting, confirming, ratifying, protecting, preserving or maintaining the Liens or other rights in the Collateral securing the Obligations; provided, further that notwithstanding anything herein to the contrary, it is understood and agreed that the Restructuring will not cause or result in a disposition of any Collateral free of any security interests under the Security Documents unless the Administrative Agent shall have expressly and specifically released such Collateral in writing.  Each Secured Party that is a party hereto expressly authorizes and consents to the execution and delivery by the Administrative Agent of any and all additional Loan Documents or amendments or other modifications to existing Loan Documents specified in or required by this Amendment or that may be deemed by the Administrative Agent (acting reasonably) to be necessary or advisable in furtherance of the purposes of implementing the Restructuring.

Section 4. Amendments to First Lien Credit Agreement.  The First Lien Credit Agreement is hereby amended as follows:

(a) Section 1.1.

(1) Section 1.1 of the First Lien Credit Agreement is hereby amended by adding the following definition in the proper alphabetical order:

“Impacted Lender” means any Lender that (a) has not made available to the Administrative Agent such Lender’s ratable portion of a requested borrowing or has not reimbursed an Issuer for such Lender’s ratable portion of the amount of a payment made by such Issuer under a Letter of Credit, in each case after the date due therefor in accordance with Section 2.3 or 2.6.1, as applicable, or has otherwise defaulted in its obligation to so fund or reimburse in accordance with Section 2.3 or 2.6.1, as applicable; (b) has notified the Borrower or the Administrative Agent that it does not intend to comply with its obligations under Section 2.3 or 2.6.1; or (c) is, or is a Subsidiary of a Person that is, the subject of a bankruptcy, insolvency or similar proceeding.

“Reference LIBO Rate” means, as of any day, a rate of interest per annum equal to the quotient of (a) the LIBO Rate (for a one-month Interest Period) on such day or, if such day is not a Business Day, the immediately preceding Business Day, divided by (b) one minus the LIBOR Reserve Percentage (expressed as a decimal) applicable to such Interest Period on such day; provided that for the avoidance of doubt, the Reference LIBO Rate for any day shall be based on the LIBO Rate determined by the Administrative Agent at approximately 11:00 a.m. (London time) on such day by reference to the British Bankers’ Association Interest Settlement Rates for deposits in Dollars as set forth by the Bloomberg Information Service or any successor thereto or any other service selected by the Administrative Agent that has been nominated by the British Bankers’ Association as an authorized information vendor for the purpose of displaying such rates (except that, to the extent that such LIBO Rate is not ascertainable pursuant to the foregoing provision of this definition, such LIBO Rate shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in Dollars (in an amount approximately equal to the amount of the relevant Loans) are offered for a one month Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on such day).

“Second Amendment” means that certain Waiver, Consent and Second Amendment to Amended and Restated First Lien Credit Agreement dated effective as of December 1, 2008, by and among the Borrower, the Lenders parties thereto, and the Administrative Agent.

(2) The definition of Section 1.1 of the First Lien Credit Agreement is hereby amended by amending and restating the definition of “Alternate Base Rate” as follows:

“Alternate Base Rate” means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum (rounded upward, if necessary, to the next highest 1/16 of 1%) equal to the highest of the determinable of:

(a)           the Base Rate in effect on such day;

(b)           the Federal Funds Rate in effect on such day plus ½ of 1%; and

(c)           the Reference LIBO Rate plus 1%.

Any change in the Alternate Base Rate due to a change in the Base Rate, the Federal Funds Rate or the LIBO Rate (Reserve Adjusted) shall be effective from and including the effective date of such change in the Base Rate, the Federal Funds Rate or the LIBO Rate (Reserve Adjusted), respectively.”

(b) Section 2.1.2.  Section 2.1.2 of the First Lien Credit Agreement is hereby amended by inserting the following sentence at the end of such Section:

“Notwithstanding anything herein to the contrary, no Issuer shall be obligated to issue, renew or extend a Letter of Credit if any Lender is at such time an Impacted Lender hereunder, unless such Issuer has entered into arrangements reasonably satisfactory to such Issuer with the Borrower or such Lender to eliminate such Issuer’s risk with respect to such Lender.”

(c) Section 4.2.  Section 4.2 of the First Lien Credit Agreement is hereby amended and restated in its entirety as follows:

“SECTION 4.2                                Inability to Determine Rates.  If the Administrative Agent or the Required Lenders shall have determined that (a) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such LIBO Rate Loan; (b) adequate and reasonable means do not exist for determining the LIBO Rate for any requested Interest Period with respect to a proposed LIBO Rate Loan; or (c) the LIBO Rate or LIBO Rate (Reserve Adjusted) for any requested Interest Period with respect to a proposed LIBO Rate Loan does not adequately and fairly reflect the cost of funding such LIBO Rate Loan, then the Administrative Agent will promptly so notify the Borrower and each Lender.  Thereafter, until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice, the obligation of the Lenders to make or continue (or convert any Base Rate Loans into) LIBO Rate Loans shall be suspended, and any pending Borrowing Request or Continuation/Conversion Notice requesting the  making or continuation of (or conversion of Base Rate Loans into) LIBO Rate Loans will be deemed to have been converted into a Borrowing Request or Continuation/Conversion Notice with respect to Base Rate Loans in the amount specified therein.”

(d) Section 7.1.16(b).  Section 7.1.16(b) of the First Lien Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)           During each period from July 1st to October 31st  of each calendar year, the Borrower will not permit the aggregate Credit Exposures of all Lenders to exceed an amount equal to (i) the lesser of the Loan Commitment Amount or the Borrowing Base then in effect minus (ii) $25,000,000 minus (iii) until such time as the Borrower has paid in full the Termination Payment Amount (as defined in the Second Amendment) and any additional amounts required to be paid pursuant to the proviso of Section 2 of the Second Amendment, an amount equal to the amount determined pursuant to Section 6(b) of the Second Amendment.”

Section 5. Covenants.  The Borrower agrees to furnish the Administrative Agent (a) each written notice or other communication received or delivered by the Borrower in connection with the Lehman Hedging Agreement (including notices and communications (including orders and findings) from or issued by any bankruptcy trustee or court), within three (3) Business Days after the date that the Borrower receives or delivers such written notice or other communication; and (b) within three (3) Business Days after payment thereof, evidence satisfactory to the Administrative Agent that the Borrower has paid to the Lehman Counterparty, the Termination Payment Amount and any other amounts due under or in respect of the Lehman Hedging Agreement.

Section 6. Minimum Availability.  Until such time as the Borrower has paid in full the Termination Payment Amount and any additional amounts required to be paid pursuant to the proviso of Section 2, the Borrower will not permit the aggregate Credit Exposures of all Lenders to exceed an amount equal to:

(a) the lesser of the Loan Commitment Amount or the Borrowing Base then in effect; minus

(b) (i)  an amount equal to (A) the Lehman Reserve Amount then in effect plus (B) the aggregate Additional Hedging Amounts (if any) minus (C) any amounts theretofore paid by the Borrower for application to the Borrower’s termination payment due under the Lehman Hedging Agreement or the repayment of Additional Hedging Amounts (and received and accepted the Lehman Counterparty in a manner reasonably acceptable to the Administrative Agent); divided by (ii) one less the Aggregate Impacted Lender Percentage; minus

(c) the amount specified in Section 7.1.16(b)(ii) of the First Lien Credit Agreement (after giving effect to this Amendment).

As used herein, (A) “Lehman Reserve Amount” means, as the case may be, an amount equal to (x) if the Termination Payment Amount has not yet been approved, confirmed or otherwise established as described in the recitals above, the Calculated Termination Payment Amount or (y) if the Termination Payment Amount has been approved, confirmed or otherwise established as described in the recitals above, the Termination Payment Amount; and (B) “Aggregate Impacted Lender Percentage” means, at the time of determination, the sum of the Percentages of all Impacted Lenders.

Section 7. Conditions to Effectiveness.  This Amendment shall be deemed effective (subject to the conditions herein contained) as of the Effective Date when the Administrative Agent shall have received counterparts hereof duly executed by the Borrower, the Administrative Agent, the Issuers and the Required Lenders.

Section 8. Representations and Warranties.  The Borrower hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Obligors contained in the Loan Documents (other than Section 6.17 of the First Lien Credit Agreement solely with respect to the Lehman Hedging Agreement) are true and correct in all material respects on and as of the Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b) the execution, delivery and performance by the Borrower and each other Obligor of this Amendment has been duly authorized by all necessary corporate action required on their part and this Amendment, along with the First Lien Credit Agreement and other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor a party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c) neither the execution, delivery and performance of this Amendment by the Borrower and each other Obligor, the performance by them of the First Lien Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof;

(d) no Material Adverse Effect has occurred since December 31, 2007; and

(e) no Default or Event of Default or Borrowing Base Deficiency has occurred and is continuing.

Section 9. Loan Document; Ratification.

(a) This Amendment is a Loan Document.

(b) The Borrower and each other Obligor hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the First Lien Credit Agreement and each of the other Loan Documents (other than the Lehman Hedging Agreement), including without limitation all Mortgages, Security Agreements, Guaranties and Control Agreements, to which it is a party.

Section 10. Costs And Expenses.  As provided in Section 10.3 of the First Lien Credit Agreement, the Borrower agrees to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation, in connection with this Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Amendment.

Section 11. GOVERNING LAW.  THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 12. Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 13. Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.  Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 14. No Waiver.  The express waivers set forth herein are limited to the extent described herein and, except as expressly set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents.  The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the First Lien Credit Agreement or any other provision of any Loan Document.

Section 15. Successors and Assigns.  This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender Party hereunder, to the benefit of each Lender Party and the respective successors, transferees and assigns.

Section 16. Entire Agreement.  THIS AMENDMENT, THE FIRST LIEN CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

BORROWER:

ENERGY XXI GULF COAST, INC.

By:
Name:  Rick Fox

Title:  Chief Financial Officer

ADMINISTRATIVE AGENT, ISSUERS AND LENDERS:

THE ROYAL BANK OF SCOTLAND plc, as Administrative Agent, Issuer and Lender

By:
Name:
Title:

BNP PARIBAS, as Issuer and Lender

By:
Name:
Title:

By:
Name:
Title:

BMO CAPITAL MARKETS FINANCING, INC., as Lender

By:
Name:
Title:

GUARANTY BANK, FSB, as Lender

By:
Name:
Title:

AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as Lender

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC., as Lender

By:
Name:
Title:

TORONTO DOMINION (TEXAS) LLC, as Lender

By:
Name:
Title:

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

NATEXIS, as Lender

By:
Name:
Title:

By:
Name:
Title:

ALLIED IRISH BANKS p.l.c., as Lender

By:
Name:
Title:

CREDIT SUISSE, as Lender

By:
Name:
Title:

UBS LOAN FINANCE LLC, as Lender

By:
Name:
Title:

WHITNEY NATIONAL BANK, as Lender

By:
Name:
Title:

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

ENERGY XXI GOM, LLC

By:
Name:  Rick Fox
Title:    Chief Financial Officer

ENERGY XXI TEXAS GP, LLC

By:
Name:  Rick Fox
Title:    Chief Financial Officer

ENERGY XXI TEXAS, LP

By:  Energy XXI Texas GP, LLC, its General Partner

By:
Name:  Rick Fox
Title:    Chief Financial Officer

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN IN ITS CAPACITY AS GUARANTOR UNDER ITS LIMITED RECOURSE GUARANTY AND GRANTOR UNDER ITS PLEDGE AGREEMENT AND IRREVOCABLE PROXY DELIVERED IN CONNECTION WITH THE FIRST LIEN CREDIT AGREEMENT:

ENERGY XXI USA, INC.

By:
Name:  Rick Fox
Title:    Chief Financial Officer